UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804
(Address of principal executive offices) (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE 19934
(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1.	Report to Stockholders.

(a)

Trajan Wealth Income Opportunities ETF Tailored Shareholder Report

Trajan Wealth Income Opportunities ETF

Ticker: TWIO

annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about Trajan Wealth Income Opportunities ETF for the period October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://trajanwealthetf.com. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
TWIO	$92	0.85%

How did the Fund perform last year and what affected its performance?

For the twelve months ended September 30, 2024, the Fund returned 16.42%. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 11.57% for the same period.

What Factors Influenced Performance

The Fund is designed to give investors exposure to a combination of common stocks, preferred stocks, and bonds. In Q4 2023, the Advisor completed a portfolio optimization exercise to determine asset class weights that maximize risk-adjusted returns given the investment objective, prospectus allocation ranges, and benchmarks. The Advisor used this analysis to strategically move towards a revised target allocation over the course of the year.

Portfolio performance benefited from the higher allocation to common stocks as equity markets continued to rally. Additionally, we reduced the duration of the fixed income allocation by selling longer dated bonds and preferred stocks, while reinvesting the proceeds into higher quality and shorter duration bonds. This action reduced portfolio interest rate volatility. Fixed income returns were driven by falling Treasury rates and tightening credit spreads.

Top Performers:

• IBM

• Blackstone

• Kellanova

• Williams

• Public Storage

• Citi

Top Detractors:

• Bunge Global

• VF Corp

• Bristol-Myers Squibb

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From March 31, 2021 through September 30, 2024

Initial Investment of $10,000

Trajan Wealth Income Opportunities ETF ($10,830)
Bloomberg U.S. Aggregate Bond Index ($9,769)
S&P Preferred Stock Index ($10,779)
S&P 500 Index ($15,306)
25% S&P 500 Cap/50% Bloomberg U.S. Aggregate/
25% S&P Preferred Stock ($9,724)
$16,000
$14,000
$12,000
$10,000
$8,000
3/31/2021
9/30/2021
9/30/2022
9/30/2023
9/30/2024

Average Annual Total Returns

	1 year	Since Inception
TWIO	16.42%	2.30%
Bloomberg U.S. Aggregate Bond Index	11.57%	-0.66%
S&P Preferred Stock Index	18.89%	2.17%
S&P 500 Index	36.35%	12.92%
25% S&P 500 Cap/50% Bloomberg U.S. Aggregate/25% S&P Preferred Stock	14.10%	-0.79%

Trajan Wealth Income Opportunities ETF Tailored Shareholder Report

Key Fund Statistics

(as of September 30, 2024)

Fund Net Assets	$31,961,364
Number of Holdings	55
Net Advisory Fee	$86,451
Annual Portfolio Turnover	31.37%

What did the Fund invest in?

(as of September 30, 2024)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
Freddie Mac Pool, 6.000%, 7/1/53	3.4%
Motiva Enterprises LLC, 6.850%, 1/15/40	3.4%
United States Treasury Note, 4.000%, 1/15/27	3.1%
Freeport-McMoRan Inc, 5.450%, 3/15/43	3.1%
Fannie Mae Pool, 5.000%, 5/1/53	3.0%
International Business Machines Corp	2.9%
Freddie Mac Pool, 5.500%, 4/1/53	2.9%
Buckeye Partners LP, 5.850%, 11/15/43	2.8%
Verizon Communications Inc	2.5%
Citigroup Inc	2.4%

Changes in and Disagreements with Accountants

In December 2023, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Fund and in September 2023, Tait, Weller & Baker, LLP (“Tait Weller”) was appointed. During the fiscal year ended September 30, 2023 and for the interim period ended December 12, 2023, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy voting information, visit https://trajanwealthetf.com.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Audit fees billed for the Trajan Wealth Income Opportunities ETF (the “Fund”) for the last two fiscal years are reflected in the tables below.

For the fiscal year ended September 30, 2023, these amounts represent aggregate fees billed for professional services rendered by the Fund’s independent accountant, Cohen & Company, Ltd. (“Former Accountant”), for the audit of the Fund’s annual financial statements or services that are normally provided by the Former Accountant in connection with the Fund’s statutory and regulatory filings or engagements for that fiscal year.

Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$12,000

For the fiscal year ended September 30, 2024, these amounts represent aggregate fees billed for professional services rendered by the Funds’ independent accountant, Tait, Weller & Baker, LLP (“Accountant”), in connection with the audit of the Fund’s annual financial statements and for services that are normally provided by the Accountant in connection with the Fund’s statutory and regulatory filings for that fiscal year.

Fund	September 30, 2024
Trajan Wealth Income Opportunities ETF	$12,000

(b)	Audit-Related Fees

These amounts represent fees billed in the fiscal year ended September 30, 2023, for professional services rendered by the Former Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.

Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$5,500

These amounts represent fees billed in the fiscal year ended September 30, 2024, for professional services rendered by the Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.

Fund	September 30, 2024
Trajan Wealth Income Opportunities ETF	$5,500

(c)	Tax Fees

These amounts represent the aggregate fees billed in the fiscal year ended September 30, 2023, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$3,100

These amounts represent the aggregate fees billed in the fiscal year ended September 30, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2024
Trajan Wealth Income Opportunities ETF	$3,000

(d)	All Other Fees

There were no other fees billed in the fiscal year ended September 30, 2023, for products and services by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

There were no other fees billed in the fiscal year ended September 30, 2024, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Fund’s Board of Trustees pre-approved the engagement of the Former Accountant for the fiscal year ended September 30, 2023, at an audit committee meeting of the Board of Trustees called for such purpose. The Fund’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2024, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Fund and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Fund’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal year ended September 30, 2023, are reflected in the table below. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment advisor, or any other entity controlling, controlled by, or under common control with the Fund’s investment advisor for the fiscal year ended September 30, 2023.

Fund	September 30, 2023
Trajan Wealth Income Opportunities ETF	$3,100

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal year ended September 30, 2024, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the fiscal year ended September 30, 2024.

Fund	September 30, 2024
Trajan Wealth Income Opportunities ETF	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Fund’s audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not applicable.

Item 6.	Investments.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Trajan Wealth Income Opportunities ETF

Annual Financial Statements

For the fiscal year ended September 30, 2024

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Trajan Wealth Income Opportunities ETF (the “ETF”). The ETF’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The ETF’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The ETF is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the ETF, including its principals, and Capital Investment Group, Inc.

Schedule of Investments
As of September 30, 2024
	Dividend Rate	Maturity Date	Shares	Value (Note 1)
Common Stocks - 33.06%
Communications - 2.50%
Verizon Communications Inc			17,773	$798,185

Consumer Staples - 2.91%
Coca-Cola Co/The			3,525	253,307
Kellanova			8,399	677,883
				931,190
Energy - 3.81%
Exxon Mobil Corp			4,997	585,748
Williams Cos Inc/The			13,849	632,207
				1,217,955
Financials - 8.08%
American International Group Inc			8,118	594,481
Blackstone Inc			4,268	653,559
Citigroup Inc			12,464	780,246
FS KKR Capital Corp			28,005	552,539
				2,580,825
Health Care - 1.99%
AbbVie Inc			3,224	636,676

Industrials - 2.32%
Star Bulk Carriers Corp			31,344	742,539

Materials - 1.99%
Sonoco Products Co			11,660	636,986

Real Estate - 1.98%
Public Storage			1,734	630,951

Technology - 2.92%
International Business Machines Corp			4,221	933,179

Utilities - 4.56%
Black Hills Corp			11,262	688,333
OGE Energy Corp			18,751	769,166
				1,457,499
Total Common Stocks (Cost $8,431,602)				10,565,985

Preferred Stocks - 19.25%
Communications - 1.86%
AT&T Inc	5.000%		26,575	593,420

Government - 1.94%
Federal Agricultural Mortgage Corp	5.250%		26,952	622,052

Financials - 9.32%
Allstate Corp/The	5.100%		25,151	618,463
Aspen Insurance Holdings Ltd	5.625%		28,184	597,783
Athene Holding Ltd	6.350%		23,892	593,477
Compass Diversified Holdings	7.875%		24,137	591,356
FTAI Aviation Ltd	12.094%		22,645	577,674
				2,978,753
Industrials - 4.37%
Costamare Inc	7.625%		8,724	227,784
Scorpio Tankers Inc	7.000%		23,174	583,554
Seapeak LLC	8.500%		23,191	585,341
				1,396,679
Utilities - 1.76%
CMS Energy Corp	5.875%		22,733	561,960
Total Preferred Stocks (Cost $5,911,284)				6,152,864

See Notes to Financial Statements

Schedule of Investments (continued)
As of September 30, 2024
	Interest Rate	Maturity Date	Principal Amount	Value (Note 1)
Collateralized Loan Obligations - 4.58%
Ballyrock CLO 15 Ltd	6.715%	4/15/2034	$310,000	$310,062
Dryden 75 CLO Ltd	6.695%	4/15/2034	500,000	502,469
Elmwood CLO 15 Ltd	6.752%	4/22/2035	250,000	250,104
Oaktree CLO 2021-1 Ltd	6.736%	7/15/2034	400,000	400,279
Total Collateralized Loan Obligations (Cost $1,460,000)				1,462,914

Corporate Bonds - 17.95%
Consumer Discretionary - 1.11%
US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/2025	362,008	356,434

Energy - 6.14%
Buckeye Partners LP	5.850%	11/15/2043	988,800	882,504
Motiva Enterprises LLC	6.850%	1/15/2040	988,800	1,080,041
				1,962,545
Financials - 4.54%
Bank of America Corp	6.110%	1/29/2037	494,400	547,415
JPMorgan Chase & Co	2.956%	5/13/2031	494,400	453,122
Wells Fargo & Co	3.350%	3/2/2033	494,400	449,028
				1,449,565
Health Care - 3.06%
HCA Inc	3.500%	9/1/2030	494,400	465,354
Tenet Healthcare Corp	6.750%	5/15/2031	494,400	514,176
				979,530
Materials - 3.10%
Freeport-McMoRan Inc	5.450%	3/15/2043	988,800	989,212
Total Corporate Bonds (Cost $5,929,465)				5,737,286

Federal Agency - 14.64%
Fannie Mae Pool	4.710%	11/1/2032	494,400	502,919
Fannie Mae Pool	0.500%	11/1/2052	464,553	456,815
Fannie Mae Pool	5.000%	5/1/2053	944,044	943,524
Federal Farm Credit Banks Funding Corp	3.440%	2/16/2038	52,000	47,576
Federal Farm Credit Banks Funding Corp	3.450%	1/20/2044	52,000	45,110
Federal Farm Credit Banks Funding Corp	3.660%	3/7/2044	52,000	46,488
Federal Farm Credit Banks Funding Corp	2.550%	10/26/2046	150,000	103,156
Federal Home Loan Banks	2.500%	12/9/2039	240,000	190,034
Freddie Mac Pool	5.000%	1/1/2053	328,402	328,322
Freddie Mac Pool	5.500%	4/1/2053	908,077	920,080
Freddie Mac Pool	6.000%	7/1/2053	1,073,662	1,096,807
Total Federal Agency (Cost $4,523,196)				4,680,831

United States Treasury Notes - 7.01%
	4.000%	1/15/2027	988,800	996,680
	3.750%	12/31/2028	494,400	497,490
	3.750%	12/31/2030	741,600	745,424
Total United States Treasury Notes (Cost $2,201,853)				2,239,594

Short-Term Investment - 1.29%
Goldman Sachs Financial Square Government Fund, 5.34%(a) (Cost $413,890)			413,890	413,890

Investments, at Value (Cost $28,871,290) - 97.78%				31,253,364
Other Assets Less Liabilities - 2.22%				708,000
Net Assets - 100.00%				$31,961,364

(a)	Represents 7-day effective SEC yield as of September 30, 2024.

See Notes to Financial Statements

Statement of Assets and Liabilities
As of September 30, 2024
Assets:
Investments, at value	$31,253,364
Cash	574,392
Interest receivable	136,099
Dividends receivable	60,132
Prepaid insurance	1,770
Total assets	32,025,757
Liabilities:
Accrued expenses:
Advisory fees	6,942
Professional fees	20,236
Operational expenses	30,479
Trustee fees and meeting expenses	4,235
Administration fees	1,031
Other expenses	740
Fund accounting fees	2
Compliance fees	728
Total liabilities	64,393
Total Net Assets	$31,961,364
Net Assets Consist of:
Paid in capital	$34,055,653
Accumulated deficit	(2,094,289)
Total Net Assets	$31,961,364
Investments, at cost	$28,871,290
Capital Shares Outstanding, no par value
(unlimited authorized shares)	3,420,000
Net Asset Value, Per Share	$9.35

See Notes to Financial Statements

Statement of Operations
For the fiscal year ended September 30, 2024
Investment Income:
Dividends	$1,059,364
Interest	802,769
Total Investment Income	1,862,133
Expenses:
Advisory fees (note 2)	186,455
Registration and filing expenses	1,830
Professional fees	42,456
Administration fees (note 2)	34,255
Fund accounting fees (note 2)	25,472
Transfer agent fees (note 2)	13,093
Shareholder fulfillment fees	27,830
Custody fees	5,635
Trustee fees and meeting expenses (note 3)	8,770
Security pricing fees	5,490
Compliance fees (note 2)	27,916
Insurance fees	4,392
Other expenses	4,568
Total Expenses	388,162
Fees waived (note 2)	(100,004)
Net Expenses	288,158

Net Investment Income	1,573,975
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions	(3,007,601)
In-kind transactions	39,192
Total realized loss	(2,968,409)

Net change in unrealized appreciation on investments	6,518,883
Net Realized and Unrealized Gain (Loss) on Investments	3,550,474

Net Increase in Net Assets Resulting from Operations	$5,124,449

See Notes to Financial Statements

Statements of Changes in Net Assets
For the fiscal years ended September 30,
	2024	2023
Operations:
Net investment income	$1,573,975	$1,503,242
Net realized loss from investment transactions	(3,007,601)	(1,112,308)
Net realized gain from in-kind transactions	39,192	—
Net change in unrealized appreciation on investments	6,518,883	242,828
Net Increase in Net Assets Resulting from Operations	5,124,449	633,762

Distributions to Shareholders From Distributable Earnings	(1,625,320)	(1,447,525)

Capital Share Transactions:
Shares sold	640,625	17,023,136
Shares repurchased	(10,772,956)	(2,785,958)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(10,132,331)	14,237,178
Net Increase (Decrease) in Net Assets	(6,633,202)	13,423,415
Net Assets:
Beginning of Year	38,594,566	25,171,151
End of Year	$31,961,364	$38,594,566

Share Information:
Shares sold	70,000	1,920,000
Shares repurchased	(1,230,000)	(320,000)
Net Increase (Decrease) in Capital Shares	(1,160,000	1,600,000

See Notes to Financial Statements

Financial Highlights

	September 30,
For a share outstanding during each fiscal year ended	2024	2023	2022	2021(a)
Net Asset Value, Beginning of Period	$8.43	$8.45	$10.16	$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.41	0.42	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.95	(0.05)	(1.73)	0.16	(d)

Total from Investment Operations	1.36	0.37	(1.34)	0.30

Less Distributions From:
Net investment income	(0.44)	(0.39)	(0.37)	(0.14)
Net realized gains	—	—	—	—

Total Distributions	(0.44)	(0.39)	(0.37)	(0.14)

Net Asset Value, End of Period	$9.35	$8.43	$8.45	$10.16

Total Return	16.42%	4.41%	(13.46)%	2.99%

Net Assets, End of Period (in thousands)	$31,961	$38,595	$25,171	$22,255
Ratios of:
Gross Expenses to Average Net Assets	1.15%	1.17%	1.31%	2.71	%(b)
Net Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85	%(b)
Net Investment Income to Average Net Assets	4.65%	4.85%	4.17%	4.28	%(b)
Portfolio turnover rate	38.09%	10.28%	23.89%	12.90	%(c)
(a)	For the initial period from March 31, 2021 (Commencement of Operations) through September 30, 2021.
(b)	Annualized
(c)	Not annualized
(d)	Calculated using average shares

See Notes to Financial Statements

Notes to Financial Statements

As of September 30, 2024

1.	Organization and Significant Accounting Policies

The Trajan Wealth Income Opportunities ETF, an actively managed exchange-traded fund (the “ETF”), is a non-diversified series of the Spinnaker ETF Series (the “Trust”). The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ETF commenced operations on March 31, 2021. The investment objective of the ETF is to seek to provide current income, conservation of principal, and the opportunity for limited capital appreciation. The ETF seeks to achieve its investment objective by investing in a combination of domestic preferred securities, income producing fixed income securities, and income producing common stocks.

The Trust will issue and redeem shares at Net Asset Value (“NAV”) only in a large, specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the shares are not redeemable securities of the ETF. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the “Distributor”). Individual shares of the ETF may only be purchased and sold in secondary market transactions through brokers. Shares of the ETF are listed for trading on NYSE Arca under the trading symbol TWIO, and because shares will trade at market prices rather than NAV, shares of the ETF may trade at a price greater than or less than NAV.

Creation Transaction Fees

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation units purchased in the transactions. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the ETF for the costs associated with buying the applicable securities. The price for each Creation Unit will equal the ETF’s daily NAV per share times the number of Shares in a Creation Unit plus the Creation Transaction Fees, and, if applicable, any transfer taxes.

The following is a summary of significant accounting policies consistently followed by the ETF. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The ETF follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Investment Valuation

The ETF’s investments in securities are carried at fair market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the ETF’s net asset value calculation) or which cannot be accurately valued using the ETF’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board” or the “Trustees”). A security’s “fair value” price may differ from the price next available for that security using the ETF’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

With respect to any portion of an ETF’s assets that may be invested in other mutual funds, the value of the ETF’s shares is based on the NAV of the shares of the other mutual funds in which the ETF invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent the ETF invests a portion of its assets in non-registered investment vehicles, the ETF’s shares in the non-registered vehicles are fair valued at NAV.

With respect to an ETF’s assets invested directly in securities, the ETF’s investments are generally valued at current market prices. Equity securities, debt securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price).

Fair Value Measurement

The ETF has adopted Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Notes to Financial Statements

As of September 30, 2024

Various inputs are used in determining the value of the ETF’s investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2024, for the ETF’s assets measured at fair value:

	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks (b)	$10,565,985	$10,565,985	$—	$—
Preferred Stocks (b)	6,152,864	6,152,864	—	—
Collateralized Loan Obligations	1,462,914	—	1,462,914
Corporate Bonds (b)	5,737,286	—	5,737,286	—
Federal Agency	4,680,831	—	4,680,831	—
United States Treasury Notes	2,239,594	—	2,239,594	—
Short-Term Investment	413,890	413,890	—	—
Total Assets	$31,253,364	$17,132,739	$14,120,625	$—

(a)	The ETF did not hold any Level 3 securities for the fiscal year ended September 30, 2024.

(b)	Refer to the Schedule of Investments for a breakdown by sector.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income and expenses are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method. Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses

The ETF bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions

The ETF may declare and distribute dividends from net investment income, if any, quarterly. The ETF declares and distributes capital gains, if any, annually. Dividends and distributions to shareholders are recorded on ex-date.

Notes to Financial Statements

As of September 30, 2024

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor and Sub-Advisor

The ETF pays a monthly advisory fee to OBP Capital, LLC (the “Advisor”) calculated at the annual rate of 0.55% of the ETF’s average daily net assets.

The Advisor has engaged Trajan Wealth, LLC as the sub-advisor of the ETF (the “Sub-Advisor”) to provide day to day portfolio management of the ETF. The Advisor pays a monthly fee to the Sub-Advisor calculated at the annual rate of 0.45% of the ETF’s average daily net assets. The Sub-Advisor is paid directly by the Advisor out of the advisory fees disclosed above.

The ETF and the Sub-Advisor have entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the ETF, under which the Sub-Advisor has agreed to waive or reduce its management fee and assume other expenses of the ETF, if necessary, in an amount that limits the ETF’s total annual fund operating expenses to not more than 0.85% of the average daily net assets of the ETF (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of ETF officers and Trustees and contractual indemnification of ETF service providers (other than the Adviser or Sub-Advisor)). This contractual arrangement is in effect through January 31, 2025, unless earlier terminated by the Board of Trustees for any reason at any time. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees had been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limit or those in place at the time of recapture.

For the fiscal year ended September 30, 2024, the Advisor earned $186,455 in advisory fees before payment of sub-advisory fees noted below.

For the fiscal year ended September 30, 2024, the Sub-Advisor earned $152,554 in sub-advisory fees, of which $100,004 was waived pursuant to the Expense Limitation Agreement.

Administrator and Fund Accountant

The ETF pays a monthly fee to the ETF’s administrator and fund accountant, The Nottingham Company (the “Administrator” or “Fund Accountant”), based upon the average daily net assets of the ETF and calculated at the annual rates as shown in the schedule below, which is subject to a minimum of $2,000 per month.

A breakdown of the Administrator Fee schedule is as follows:

Net Assets	Annual Fee
On the first $250 million	0.080%
On the next $250 million	0.070%
On the next $500 million	0.060%
On over the next $1 billion	0.030%

A breakdown of the Fund Accounting Fee schedule is as follows:

Base Fee	Asset-Based Fee
$2,250 per month minimum	1 basis point (0.01%) per year

The ETF incurred $34,255 in administration fees and $25,472 in fund accounting fees for the fiscal year ended September 30, 2024.

Notes to Financial Statements

As of September 30, 2024

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the ETF for its services pursuant to the Compliance Services Agreement with the ETF.

Transfer Agent

Nottingham Shareholder Services (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the ETF. For its services, the Transfer Agent is entitled to receive compensation from the ETF pursuant to the Transfer Agent’s fee arrangements with the ETF. Broadridge Solutions, Inc. also serves as the Sub-Transfer Agent.

3.	Trustees and Officers

The Board is responsible for the management and supervision of the ETF. The Trustees approve all significant agreements between the Trust, on behalf of the ETF, and those companies that furnish services to the ETF; review performance of the Advisor and the ETF; and oversee activities of the ETF. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive $5,000 per year payable quarterly and $2,000 per series in the Trust. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings. Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities	In-Kind Purchases	In-Kind Sales
$10,439,622	$21,076,663	$2,225,469	$1,984,902	—	$288,219

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the ETF’s tax positions to be taken on the federal income tax returns for the fiscal years ended September 30, 2021 through September 30, 2024 and determined that the ETF does not have a liability for uncertain tax positions. The ETF recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2024, the ETF did not incur any interest or penalties.

Distributions during the years ended were characterized for tax purposes as follows:

	September 30, 2024	September 30, 2023
Ordinary Income	$1,625,320	$1,447,525

At September 30, 2023, the tax-basis cost of investments and components of accumulated deficit were as follows:

Cost of Investments	$28,793,629

Gross Unrealized Appreciation	2,871,952
Gross Unrealized Depreciation	(412,217)
Net Unrealized Depreciation	2,459,735

Short Term Capital Loss Carryforward	(999,111)
Long Term Capital Loss Carryforward	(3,554,913)
Accumulated Deficit	$(2,094,289)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is primarily attributable to the deferral of losses from wash sales.

Notes to Financial Statements

As of September 30, 2024

Capital Loss Carryforwards

Accumulated capital losses noted above represent net capital loss carryovers as of September 30, 2024, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

6.	Concentration of Risk

At various times, the ETF may have cash, cash collateral, and due from broker balances that exceed federally insured limits. The ETF may have cash and cash equivalents on deposit with the custodians, which, at times, may exceed federally insured (“FDIC”) limits.

7.	Principal Risks

Preferred Securities Risk. Investing in preferred securities involves the following risks: (i) certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred securities may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the ETF may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; (iv) preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities; and (v) preferred securities may have a negative yield to call (negative return the ETF receives if the security is held until the call date), which could result in losses for the ETF and its shareholders if an issuer elects to call the security.

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

Energy Companies Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events, and economic conditions. These companies may be at risk for environmental damage claims.

Healthcare Companies Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent production, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Fixed Income Risk. When the ETF invests in fixed income securities, the value of your investment in the ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the ETF, possibly causing the ETF’s share price and total return to be reduced and fluctuate more than other types of investments.

Junk Bond Risk. The ETF may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Small and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Notes to Financial Statements

As of September 30, 2024

Nano and Micro-Cap Securities Risk. Nano and micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the ETF’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

REIT Risk. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the ETF will generally decline when investors anticipate or experience rising interest rates.

U.S. Government Securities Risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Call/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond held by the ETF may “call” or repay the security before its stated maturity. This may cause the ETF to reinvest the proceeds in securities with lower yields, resulting in a decline in the ETF’s income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the ETF’s income and Share price.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the ETF’s assets and distributions may decline.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the ETF are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the ETF to value or sell some or all its bond investments at any given time.

Changes in interest rates may also affect the ETF’s share price; for example, a sharp rise in interest rates could cause the ETF’s share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a security’s price sensitivity to changes in interest rates.

Sector Risk. The ETF may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the ETF’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Notes to Financial Statements

As of September 30, 2024

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the ETF. The ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the ETF, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

ETF Structure Risks. As a result of being structured as an ETF, the ETF is subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the ETF at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

○	Trading Issues. An active trading market for the ETF’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the ETF’s shares.

○	Cash Purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the ETF will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the ETF and impact the ETF’s NAV if not fully offset by transaction fees paid by the APs.

○	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

■	To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the ETF’s shares, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

■	The market price for the ETF’s shares may deviate from the ETF’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for ETF shares than the ETF’s net asset value, which is reflected in the bid and ask price for ETF shares or in the closing price.

■	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the ETF’s shares is open, there may be changes from the last quote of the closed market and the quote from the ETF’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the ETF’s net asset value.

■	In stressed market conditions, the market for the ETF’s shares may become less liquid in response to the deteriorating liquidity of the ETF’s portfolio. This adverse effect on the liquidity of the ETF’s shares may, in turn, lead to differences between the market value of the ETF’s shares and the ETF’s net asset value.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the ETF from buying or selling certain securities or financial instruments. In these circumstances, the ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Notes to Financial Statements

As of September 30, 2024

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Asset Class Risk. Securities and other assets in the ETF’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

Cyber Security Risk. The ETF is susceptible to operational risk through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the ETF to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the ETF to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the ETF’s digital information systems through “hacking” or malicious software coding buy may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the ETF’s third party service providers, such as its administrator, transfer agent, custodian, or subadvisor, or issuers in which the ETF invests, can also subject the ETF to many of the same risks associated with direct cyber security breaches. Although the ETF has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed. The ETF has no direct control over the cyber security systems of issuers or third-party service providers.

Management Risk. The ETF is subject to management risk because it is an actively managed portfolio. In managing the ETF’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the ETF, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the ETF’s duration will also affect the ETF’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the ETF’s yield at times could lag those of other similarly managed funds.

Market Risk. Market risk is the risk that a particular security, or shares of the ETF in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the ETF could decline in value or underperform other investments.

New Advisor Risk. The Advisor and Sub-Advisor have each only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor or the Sub-Advisor, and the Advisor and Sub-Advisor may not achieve the intended result in managing the ETF.

New Fund Risk. The ETF has a limited history of operations. Accordingly, investors in the ETF bear the risk that the ETF may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the ETF being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk. The ETF may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the ETF’s performance may depend on the performance of a small number of issuers.

Valuation Risk. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the ETF. In addition, in the normal course of business, the Trust enters into contracts with its service providers, on behalf of the ETF, and others that provide for general indemnifications. The ETF’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF. The ETF expects risk of loss to be remote.

Notes to Financial Statements

As of September 30, 2024

9.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Spinnaker ETF Series

and the Shareholders of Trajan Wealth Income Opportunities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Trajan Wealth Income Opportunities ETF (the “Fund”), a series of Spinnaker ETF Series, including the schedule of investments, as of September 30, 2024, the related statement of operations, the statement of changes in net assets and financial highlights for the year ended September 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2023 and the financial highlights for each of the two years in the period ended September 30, 2023 and for the period of March 31, 2021 (commencement of operations) through September 30, 2021, have been audited by other auditors, whose reports dated November 29, 2023 and November 29, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 19, 2024

Tax Information

We are required to advise you within 60 days of the ETF’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the ETF’s fiscal year ended September 30, 2024.

During the fiscal year, the ETF paid an income distributions of $1,625,320.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2025, to determine the calendar year amounts to be included in their 2024 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the ETF.

Changes In and Disagreements with Accountants

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Trajan Wealth Income Opportunities ETF (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended September 30, 2022 and September 30, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended September 30, 2022, September 30, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Matters Submitted for Shareholder Vote

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the information in the financial statements.

Approval of Investment Advisory Agreements

Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on March 14, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the “Investment Advisory Agreement”). The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor. It was confirmed there were no changes in the Advisor’s personnel since the last renewal of the Investment Advisory Agreement.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)	Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, applicable peer group data (e.g., Morningstar/Lipper peer group average), and the Fund’s benchmark. The Trustees noted that the Fund had underperformed the peer group average and category average for the one-year and since inception periods. The Trustees also noted that the Fund has outperformed the category average for the since inception period. The Trustees also noted that the Fund had outperformed the benchmark for the one-year and since inception periods. It was noted that the underperformance compared to peers was primarily due to the long duration of the Fund in a rising interest rate environment. The Trustees also considered the Advisor’s role in supervising the investment activity of the Sub-Advisor.

After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees compared the management fee and expense ratio of the Fund to other comparable funds and noted that the management fee was slightly below the peer group average, but higher than the category average although it was within the range of fees charge by the funds in the category. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Advisor realized a small a profit for the prior twelve months of operations. The Board considered the profit realized and concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels but noted the Advisor’s willingness to consider the breakpoints in the future as assets grow.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was fair and reasonable and in the best interest of the shareholders of the Fund.

Approval of Investment Sub-Advisory Agreement

In connection with the quarterly Board meeting held on March 14, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of the renewal of the management agreement, between the Trust and the Sub-Advisor, with respect to the Fund (the “Investment Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Investment Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance program; and the Sub-Advisor’s financial condition. It was noted that the Sub-Advisor had added two additional members to their team.

After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

(ii)	Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, applicable peer group data (e.g., Morningstar/Lipper peer group average), and the Fund’s benchmark. The Trustees noted that the Fund had underperformed the peer group average and category average for the one-year and since inception periods. The Trustees also noted that the Fund had outperformed the benchmark for the one-year period and since inception periods. It was noted that the underperformance compared to peers was primarily due to the long duration of the Fund in a rising interest rate environment.

After reviewing the investment performance of the Fund, the Sub-Advisor’s experience managing the Fund, the historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the Investment Sub-Advisory Agreement. The Trustees compared the sub-advisory fee charged for its services to the Fund to other comparable accounts managed by the Sub-Advisor and noted the sub-advisory fee was below that charged to the other accounts managed by the Sub-Advisor. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months. The Board noted that the Sub-Advisor did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Sub-Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the ETF grows.

Conclusion. Having reviewed and discussed in depth such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Sub-Advisory Agreement was fair and reasonable and in the best interest of the shareholders of the Fund.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Trajan Wealth Income Opportunities ETF (the “Fund”). At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Audit Committee of the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Cohen’s audit reports on the Fund’s financial statements for the fiscal years ended September 30, 2022 and September 30, 2023, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter was previously filed as an exhibit to Form N-CSR.

During the fiscal periods ended September 30, 2022, September 30, 2023, and for the interim period ended March 7, 2024, neither the Fund, nor anyone on the Fund’s behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

This N-CSR was amended to revise the amount provided for the "Costs of a $10,000 Investment" in the annual shareholder report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date:	March 31, 2025	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date:	March 31, 2025	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date:	March 31, 2025	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer